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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
January 28, 2005

           Bear Stearns Asset Backed Securities I LLC
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-113636 (Commission file number)	20-0842986 (I.R.S. employer identification no.)

383 Madison Avenue New York, New York (Address of principal executive offices)	10179 (ZIP Code)

Registrant's telephone number, including area code (212) 272-2000

           N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.      Other Events

           Bear Stearns Asset Backed Securities I LLC, as depositor (the "Depositor") registered issuance of Asset Backed Certificates and/or Asset-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a registration statement on Form S-3 (Registration File No. 113636) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor caused Irwin Whole Loan Home Home Equity Trust 2005-A (the "Issuer") to issue $343,682,000 principal amount of Home Equity Loan-Backed Notes, Series 2005-A (the "Notes"), on January 28, 2005.

           The Notes were issued pursuant to an Indenture, dated as of January 1, 2005, between the Issuer and Wells Fargo Bank, N.A. (the "Indenture Trustee"), in conjunction with (i) a Sale and Servicing Agreement, dated as of January 1, 2005, among the Depositor, Irwin Union Bank and Trust Company (the "Master Servicer" and "Originator"), the Issuer and the Indenture Trustee; and (ii) a Trust Agreement, dated as of January 1, 2005, between the Depositor and the Wilmington Trust Company (the "Owner Trustee").

ITEM 9.01.      Financial Statements, Pro Forma Financial Information and Exhibits

           (a)      Not applicable.

           (b)      Not applicable.

           (c)      Exhibits:

                      25.1       Statement of eligibility of trustee on Form T-1.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2005	BEAR STEARNS ASSET BACKED SECURITIES I LLC By: /s/Jonathan Lieberman Name: Jonathan Lieberman Title: Senior Managing Director

INDEX TO EXHIBITS

Exhibit No. 25.1	Description Statement of eligibility of trustee on Form T-1.